 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): April 13, 2026

WHEELS UP EXPERIENCE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2135 American Way
Chamblee, Georgia	30341
(Address of principal executive offices)	(Zip Code)
(212) 257-5252
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	UP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
As previously disclosed under Item 5.07 of the Current Report on Form 8-K filed by Wheels Up Experience Inc. (the “Company”) with the U.S. Securities and Exchange Commission (“SEC”) on June 11, 2025, at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 10, 2025, the Company’s stockholders authorized an amendment to the Company’s Amended and Restated Certificate of Incorporation, dated November 15, 2023 (the “Amended and Restated Certificate of Incorporation”), to be filed at the discretion of the Company’s Board of Directors (the “Board”) at any time prior to the 2026 annual meeting of the Company’s stockholders, that provides for (i) a reverse stock split of the outstanding shares of the Company’s Class A common stock, $0.0001 par value per share (“Common Stock”), at a reverse stock split ratio of not less than 1-for-5 and not greater than 1-for-20, with an exact ratio within that range as may be determined by the Board and specified in a Certificate of Amendment to Amended and Restated Certificate of Incorporation at a later date (the “Reverse Stock Split”), and (ii) contemporaneously with the Reverse Stock Split, a reduction in the number of authorized shares of Common Stock by a ratio corresponding to the reverse stock split ratio (the “Authorized Share Reduction” and, together with the Reverse Stock Split, the “Reverse Stock Split Amendment”).
On April 13, 2026, the Board approved the Reverse Stock Split at a ratio of 1-for-20 (the “Ratio”) shares of Common Stock, together with a proportionate reduction in the number of authorized shares of Common Stock from 1.5 billion shares to 75 million shares. The Company expects the Reverse Stock Split and Authorized Share Reduction to become effective immediately after the close of trading on The New York Stock Exchange (“NYSE”) on April 24, 2026 (the “Effective Time”). The Company anticipates filing a Certificate of Amendment to Amended and Restated Certificate of Incorporation with the Delaware Secretary of State at or before the Effective Time to implement the Reverse Stock Split Amendment.
When the Reverse Stock Split becomes effective:
•every 20 shares of Common Stock issued and outstanding or held as treasury stock as of the Effective Time will be automatically combined and reclassified into one (1) share of Common Stock; and
•equitable adjustments corresponding to the Ratio will be made to the number of shares of Common Stock underlying the Company’s outstanding warrants (collectively, the “Warrants”), equity incentive plans and equity incentive awards, including any exercise prices, hurdle amounts or market-based vesting conditions of such equity awards, as applicable.
In addition, when the Reverse Stock Split becomes effective, the Common Stock will continue to be listed on the NYSE under the symbol “UP”; however, a new CUSIP number (96328L304) and ISIN number (US96328L3042) will be assigned to the Common Stock. The Warrants, which are scheduled to expire on July 13, 2026, will not be assigned a new CUSIP or ISIN number.
The Company does not expect to issue fractional shares in connection with the Reverse Stock Split. Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they held before the Reverse Stock Split is not evenly divisible by the Ratio will be entitled to receive cash (without interest, and subject to any required tax withholding applicable to a holder) in lieu of the issuance of fractional shares of Common Stock, in an amount equal to the closing trading price per share of Common Stock as reported on the NYSE as of the Effective Time, as adjusted by the Ratio, multiplied by the applicable fraction of one (1) share. Holders of outstanding awards under the Company’s equity incentive plans will receive communications about the treatment of fractional restricted stock units, performance-based restricted stock units, profits interests, options or other awards exercisable or exchangeable for, or convertible or settleable into, Common Stock prior to effectiveness of the Reverse Stock Split.
Following the Reverse Stock Split, holders of Warrants will be entitled to exercise each Warrant for 1/200th of one (1) share of Common Stock at an exercise price of $2,300.00 per whole share of Common Stock. Multiple Warrants may be simultaneously exercised for whole shares; however, the Company will not issue fractional shares upon exercise of Warrants and to the extent any Warrant is exercised such that a fractional share would be issuable, the Company will round down to the nearest whole share of Common Stock upon issuance.

On April 14, 2026, the Company issued a press release announcing the Reverse Stock Split and Authorized Share Reduction, including the Ratio, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.
Cautionary Note Regarding Forward-Looking Statements
This Current Report and Exhibit 99.1 furnished herewith contain certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of the control of the Company. These forward-looking statements include, but are not limited to, statements regarding: (i) the impact of the Reverse Stock Split on the trading market for the Company’s Common Stock, including the trading price, liquidity, trading volume, volatility and marketability of the Common Stock after the Reverse Stock Split; (ii) public perception of the Reverse Stock Split and Authorized Share Reduction and the potential impacts on the trading market or price of the Common Stock in light of the history of reverse stock splits for other companies and the Company’s past reverse stock split; (iii) the likelihood that the Reverse Stock Split will result in any permanent increase in the trading price per share of Common Stock; (iv) whether or not the Reverse Stock Split will cure any deficiency under, and allow the Company to regain compliance with, Section 802.01C of the NYSE Listed Company Manual; (v) whether or not the Company will qualify for inclusion in any stock indexes in the future; (vi) the Company’s growth plans and anticipated success of its commercial offerings; and (vii) the Company’s ongoing business transformation, including the execution of its fleet modernization, cost reduction, operational efficiency and productivity initiatives, its ability to execute such initiatives on the timelines that it currently anticipates and to realize the expected commercial, financial and operational benefits during and after the expected period of transition. The words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 10, 2026 and the Company’s other filings with the SEC from time to time. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, the Company does not intend to update any of these forward-looking statements after the date of this Current Report.
Item 9.01    Financial Statements and Exhibits.
 (d)    Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: April 14, 2026	By:	/s/ Matthew J. Knopf
		Name:	Matthew J. Knopf
		Title:	Chief Legal Officer & Secretary